SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  March 9, 2005

                            HEALTH EXPRESS USA, INC.
               (Exact Name of Registrant as Specified in Charter)


           FLORIDA                    02-27569                    65-0847995
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


   1761 WEST HILLSBORO BLVD, SUITE 203, DEERFIELD BEACH, FLORIDA    33442
             (Address of principal executive offices)             (Zip code)

       Registrant's telephone number, including area code:  (954) 570-5900

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. OTHER EVENTS

         On March 9, 2005, Health Express USA, Inc. (the "Company") entered into a non-binding letter of intent (the "Letter of Intent") with Aim American Mortgage, Inc. ("AAMI"). Pursuant to the Letter of Intent and upon the consummation of a definitive agreement, AAMI would issue and deliver to the Company all of the issued and outstanding shares of common stock of AAMI in exchange for common stock and preferred stock of the Company so that effectively after the conversion of the preferred stock, the originally issued common stock and the common stock issued upon conversion equals 97.5% of the issued and outstanding common stock of the Company.

         Upon execution of the Letter of Intent, AAMI agreed to advance up to $30,000 to the Company (the "Loan"), the proceeds of which will be used towards the expenses associated with the preparation of the Company's Form 10-KSB for the fiscal year ended December 26, 2004 (the "Form 10-KSB"). As a condition to closing, the Form 10-KSB must be certified by the Company's current management. The Loan is secured by all of the shares of Health Express remaining authorized but currently unissued shares or 12,224,446. The Form 10-KSB audit will be performed by Salberg & Company, P.A.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (a) Not applicable

       (b) Not applicable

       (c) Exhibit No. Description


EXHIBIT         DESCRIPTION                                  LOCATION
-------         -----------                                  --------

Exhibit 99.1    Secured Promissory Note issued to Aim        Provided herewith
                American Mortgage, Inc. dated March 9,
                2005

Exhibit 99.2    Pledge and Escrow Agreement dated March 9,   Provided herewith
                2005 by and among Health Express USA,
                Inc., Aim American Mortgage, Inc. and
                Kirkpatrick & Lockhart Nicholson Graham, as escrow agent


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 11, 2005                           HEALTH EXPRESS USA, INC.


                                               By:     /s/ Douglas Baker
                                                    ----------------------------
                                               Name:   Douglas Baker
                                               Title:  Chief Executive Officer



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